UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02328

Boulder Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: November 30

Date of reporting period: February 28, 2014

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

PORTFOLIO OF INVESTMENTS	BOULDER GROWTH & INCOME FUND, INC.
February 28, 2014 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 107.7%
DOMESTIC COMMON STOCK 86.0%
Banks 5.1%
277,408	Wells Fargo & Co.(1)	$12,877,280

Construction Machinery 1.2%
30,700	Caterpillar, Inc.(1)(2)	2,976,979

Diversified 33.4%
466	Berkshire Hathaway, Inc., Class A*(1)(2)	80,947,928
25,000	Berkshire Hathaway, Inc., Class B*(1)	2,894,500

		83,842,428
Diversified Financial Services 7.2%
35,000	American Express Co.(1)	3,194,800
12,900	Franklin Resources, Inc.(1)	686,925
251,250	JPMorgan Chase & Co.(1)(2)	14,276,025

		18,157,750
Environmental Control 0.4%
30,000	Republic Services, Inc.(1)	1,023,300

Healthcare Products & Services 2.2%
61,000	Johnson & Johnson(1)	5,619,320

Manufacturing 0.7%
12,000	3M Co.(1)	1,616,760

Mining 4.1%
312,350	Freeport-McMoRan Copper & Gold, Inc.(1)	10,188,857

Oil & Gas 1.0%
22,200	Chevron Corp.(1)	2,560,326

Pharmaceuticals 0.5%
20,000	Merck & Co., Inc.(1)	1,139,800

Registered Investment Companies (RICs) 6.8%
770,270	Cohen & Steers Infrastructure Fund, Inc.	16,653,237
18,726	RMR Real Estate Income Fund	344,184

		16,997,421
Retail 10.1%
132,400	Kohl’s Corp.(1)	7,439,556
240,000	Wal-Mart Stores, Inc.(1)	17,928,000

		25,367,556
Software & Services 7.1%
48,100	International Business Machines Corp.(1)	8,906,677
229,400	Oracle Corp.(1)	8,971,834

		17,878,511
Technology, Hardware & Equipment 5.2%
520,100	Cisco Systems, Inc.(1)	11,338,180
23,000	Harris Corp.(1)	1,697,860

		13,036,040
Tobacco Products 1.0%
45,000	Altria Group, Inc.(1)	1,631,700

Shares	Description	Value (Note 1)

Tobacco Products (continued)
10,800	Philip Morris International, Inc.(1)	$873,828

		2,505,528
TOTAL DOMESTIC COMMON STOCK
(Cost $133,759,808)		215,787,856

FOREIGN COMMON STOCK 11.3%
Beverages 4.0%
120,000	Heineken Holding NV	7,762,533
31,663	Heineken NV	2,141,081

		9,903,614
Iron/Steel 0.2%
9,000	POSCO, ADR	599,040

Oil & Gas 0.5%
18,000	Total SA, Sponsored ADR	1,168,200

Pharmaceuticals 1.2%
14,500	Sanofi	1,507,681
30,000	Sanofi, ADR	1,555,200

		3,062,881
Real Estate 3.5%
283,900	Cheung Kong Holdings, Ltd.	4,448,427
114,950	Henderson Land Development Co., Ltd.	644,326
2,110,000	Midland Holdings, Ltd.	1,014,142
650,000	Wheelock & Co., Ltd.	2,650,908

		8,757,803
Real Estate Investment Trusts (REITs) 1.9%
5,028,490	Kiwi Income Property Trust	4,742,864

TOTAL FOREIGN COMMON STOCK
(Cost $19,103,707)		28,234,402

LIMITED PARTNERSHIPS 5.6%
150,200	Enterprise Products Partners L.P.	10,079,922
123,000	Linn Energy LLC	3,920,010

		13,999,932
TOTAL LIMITED PARTNERSHIPS
(Cost $11,554,518)		13,999,932

HEDGE FUNDS 4.8%
	Ithan Creek Partners L.P.*(3)(4)	12,058,365

TOTAL HEDGE FUNDS
(Cost $5,000,000)		12,058,365

TOTAL LONG TERM INVESTMENTS
(Cost $169,418,033)		270,080,555

Shares	Description	Value (Note 1)

SHORT TERM INVESTMENTS 2.2%
MONEY MARKET FUNDS 2.2%
5,592,961	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	$5,592,961

TOTAL MONEY MARKET FUNDS
(Cost $5,592,961)		5,592,961

TOTAL SHORT TERM INVESTMENTS
(Cost $5,592,961)		5,592,961

TOTAL INVESTMENTS 109.9%
(Cost $175,010,994)		275,673,516

LEVERAGE FACILITY (10.0%)		(25,042,860)

OTHER ASSETS AND LIABILITIES 0.1%		156,261

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.0%		$250,786,917

*	Non-income producing security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of February 28, 2014.(See Note 5).
(2)	Loaned security; a portion or all of the security is on loan as of February 28, 2014.(See Note 5).
(3)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued security as of February 28, 2014 was $12,058,365 or 4.8% of Total Net Assets Available to Common Stockholders.
(4)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.(See Note 3).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

L.P. - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See Accompanying Notes to Quarterly Portfolio of Investments.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders

United States	98.6%

Netherlands	4.0%

Hong Kong	3.5%

New Zealand	1.9%

France	1.7%

South Korea	0.2%

Leverage Facility	(10.0)%

Other Assets and Liabilities	0.1%

Boulder Growth & Income Fund, Inc.

Notes to Quarterly Portfolio of Investments

February 28, 2014 (Unaudited)

Note 1. Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Board of Directors (the “Board”) of Boulder Growth & Income Fund, Inc. (the “Fund”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

¡	Level 1—Unadjusted quoted prices in active markets for identical investments

¡	Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

¡	Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 28, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stocks	$215,787,856	$–	$–	$215,787,856
Foreign Common Stocks	28,234,402	–	–	28,234,402
Limited Partnerships	13,999,932	–	–	13,999,932
Hedge Funds	–	–	12,058,365	12,058,365
Short Term Investments	5,592,961	–	–	5,592,961

TOTAL	$263,615,151	$–	$12,058,365	$275,673,516

* For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the three months ended February 28, 2014, there were no significant transfers between Levels 1 and 2 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities*
	Hedge Funds	Total

Balance as of November 30, 2013	$11,219,277	$11,219,277
Change in Unrealized Appreciation	839,088	839,088

Balance as of February 28, 2014	$12,058,365	$12,058,365

* For detailed descriptions, see the accompanying Portfolio of Investments.

Recent Accounting Pronouncements: In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Financial Services-Investment Companies (Topic

946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the Investment Company Act of 1940 as amended, (the“1940 Act”). As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of February 28, 2014, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Note 2. Unrealized Appreciation/ (Depreciation)

On February 28, 2014, based on cost of $174,301,279 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $104,847,840 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,475,603 resulting in net unrealized appreciation of $101,372,237.

Note 3. Restricted Securities

As of February 28, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of February 28, 2014 are as follows:

Issuer Description	Acquisition Date	Cost	Value February 28, 2014	Value as Percentage of Net Assets Available to Common Stock February 28, 2014

Ithan Creek Partners, L.P.	6/2/2008	$5,000,000	$12,058,365	4.80%

Note 4. Investments in Hedge Funds

As of February 28, 2014, the Fund had an investment in a Hedge Fund, which is reported on the Portfolio of Investments under the section titled Hedge Funds.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the Hedge Fund is not publicly traded, the Fund’s ability to make withdrawals from its investment in the Hedge Fund is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the Hedge Fund, or limited withdrawals allowable only during specified times during the year. In certain circumstances the Fund may not make withdrawals that occur within certain periods following the date of admission to the Hedge Fund. As of February 28, 2014, the Fund did not have any investments in hedge funds in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the Hedge Fund as of February 28, 2014.

Description	% of Net Assets as of 2/28/14	Value as of 2/28/14	Net Unrealized Gain/(Loss) as of 2/28/14	Mgmt fees	Incentive fees	Redemption Period/ Frequency

Ithan Creek Partners, L.P.	4.80%	$12,058,365	$7,058,365	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

The Fund did not have any outstanding unfunded commitments as of February 28, 2014.

Note 5. Line of Credit

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period of December 1, 2013 to February 28, 2014, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $25,042,860 and 0.96%, respectively. Due to the short term nature of the Agreement, face value approximates fair value at February 28, 2014. This fair value is based on Level 2 inputs under the three tier fair valuation hierarchy (see Note 1). As of February 28, 2014, the amount of such outstanding borrowings is $25,042,860. The interest rate applicable to the borrowings on February 28, 2014 was 0.95%. As of February 28, 2014, the amount of Pledged Collateral was $122,984,541.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of February 28, 2014, the value of securities on loan was $10,577,254.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended February 28, 2014.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Growth & Income Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 21, 2014

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	April 21, 2014

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	April 21, 2014